SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2006

CARDINAL COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

Nevada	1-15383	91-2117796
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

390 Interlocken Crescent, Suite 900
Broomfield, Colorado 80021
(Address of Principal Executive Offices)

303-285-5379
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Cardinal Communications, Inc. (the "Registrant" or the “Company”) from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01 Other Events

Annual Meeting of the Shareholders

On June 6, 2006 Cardinal Communications, Inc. (the “Company”) held its Annual Meeting of the Shareholders. The number of issued and outstanding shares of the Common Stock of Cardinal Communications, Inc. as of May 12, 2006, the record date established by the Board of Directors for determining shareholder eligibility to vote at the meeting, was 445,328,774; the number of issued and outstanding shares of the Series A Preferred Stock of Cardinal Communications, Inc. eligible to vote at the meeting, was 8,750; and the number of issued and outstanding shares of the Series B Preferred Stock of Cardinal Communications, Inc. eligible to vote at the meeting, was 350,000.

Each of the common shares voting at the meeting was entitled to one vote. Each of the Series A preferred shares voting at the meeting was entitled to 2000 votes. Each of the Series B preferred shares voting at the meeting was entitled to 100 votes. There were represented personally or by proxy at the meeting stockholders holding an aggregate of 269,741,333 shares of the Common Stock of Cardinal Communications, Inc., representing 61% percent of the total shares eligible to vote; 8,750 shares of the Series A Preferred Stock of Cardinal Communications, Inc., representing 100% percent of the total Series A shares eligible to vote; and 350,000 shares of the Series B Preferred Stock of Cardinal Communications, Inc., representing 100% percent of the total Series B shares eligible to vote.

During the meeting the following items were approved:

(1) ELECTION OF EIGHT DIRECTORS. Ed Garneau, Richard E. Wilson, Jeffrey Fiebig, Byron Young, Joseph M. Durnford, Robert T. Hale, Robert R. Searls and Kerry D. Briggs elected to serve as directors of the Company until our next annual meeting of the shareholders, or until their respective successors are elected and qualified. There are no other directors on our Board of Directors.

(2) RATIFICATION AND APPROVAL OF AUDITORS. The selection of AJ. Robbins, PC as the Company’s independent auditors for the fiscal years ending December 31, 2006 was ratified.

(3) APPROVAL OF REVERSE COMMON STOCK SPLIT. Our Board of Directors has been given the discretionary authority, prior to the next annual meeting of the shareholders, if the Board deems it in the best interest of the Shareholders, to amend our Articles of Incorporation to effect a reverse stock split of one of the following amounts: i) one share of common stock for five shares of common stock; ii) one share of common stock for ten shares of common stock, iii) one share of common stock for twenty shares of common stock or iv) one share of common stock for thirty shares of common stock.

(4) APPROVAL OF FORWARD COMMON STOCK SPLIT. Our Board of Directors has discretionary authority, prior to the next annual meeting of shareholders, if the Board deems it in the best interest of the Shareholders, to amend our Articles of Incorporation to effect a forward stock split of two common shares of common stock for each one share of common stock.

Votes of the common stockholders received and tabulated at the meeting were as follows:

Proposal 1. The number of shares cast for, against and withheld with respect to the nominees for election to the Board of Directors to serve until the Annual Meeting of Stockholders to be held in the year 2006 and until his successor shall be elected and qualified was as follows:
	FOR	ABSTAIN	AGAINST

Edouard Garneau	267,401,115	2,286,792	53,426

Richard Wilson	267,395,961	45,860	2,299,512

Jeffrey Fiebig	266,760,961	40,692	2,939,680

Byron Young	269,637,215	50,692	53,426

Joseph M. Durnford	269,531,059	195,860	14,414

Robert T. Hale	266,657,559	830,860	2,252,914

Robert R. Searls	268,911,229	200,692	629,412

Kerry D. Briggs	268,911,229	825,692	4,412

For the purposes of tabulating votes, directors are elected by a plurality of votes. Abstentions and negative votes had no effect.

Proposal 2. The number of shares cast for, against and withheld with respect to confirmation of A.J. Robbins, P.C., as the Company’s auditors was as follows:

FOR	ABSTAIN	AGAINST

269,736,239	692	4,402

Proposal 3. The number of shares cast for, against and withheld with respect to approval of authority to the Board of Directors to implement a reverse stock split was as follows:

FOR	ABSTAIN	AGAINST

259,454,613	500,034	9,786,686

Proposal 4. The number of shares cast for, against and withheld with respect to approval of authority to the Board of Directors to implement a forward stock split was as follows:

FOR	ABSTAIN	AGAINST

206,383,263	500,230	62,857,840

Votes of the Series A Preferred Stockholders received and tabulated at the meeting were as follows:

Proposal 1. The number of shares cast for, against and withheld with respect to the nominees for election to the Board of Directors to serve until the Annual Meeting of Stockholders to be held in the year 2006 and until his successor shall be elected and qualified was as follows:

	FOR	ABSTAIN	AGAINST

Edouard Garneau		8,750
Richard Wilson		8,750
Jeffrey Fiebig		8,750
Byron Young		8,750
Joseph M. Durnford		8,750
Robert T. Hale		8,750
Robert R. Searls		8,750
Kerry D. Briggs		8,750

For the purposes of tabulating votes, directors are elected by a plurality of votes. Abstentions and negative votes had no effect.

Proposal 2. The number of shares cast for, against and withheld with respect to confirmation of A.J. Robbins, P.C., as the Company’s auditors was as follows:

FOR	ABSTAIN	AGAINST

8,750

Proposal 3. The number of shares cast for, against and withheld with respect to approval of authority to the Board of Directors to implement a reverse stock split was as follows:

FOR	ABSTAIN	AGAINST

8,750

Proposal 4. The number of shares cast for, against and withheld with respect to approval of authority to the Board of Directors to implement a forward stock split was as follows:

FOR	ABSTAIN	AGAINST

8,750

Votes of the Series B Preferred Stockholders received and tabulated at the meeting were as follows:

Proposal 1. The number of shares cast for, against and withheld with respect to the nominees for election to the Board of Directors to serve until the Annual Meeting of Stockholders to be held in the year 2006 and until his successor shall be elected and qualified was as follows:

	FOR	ABSTAIN	AGAINST

Edouard Garneau	350,000
Richard Wilson	350,000
Jeffrey Fiebig	350,000
Byron Young	350,000
Joseph M. Durnford	350,000
Robert T. Hale	350,000
Robert R. Searls	350,000
Kerry D. Briggs	350,000

For the purposes of tabulating votes, directors are elected by a plurality of votes. Abstentions and negative votes had no effect.

Proposal 2. The number of shares cast for, against and withheld with respect to confirmation of A.J. Robbins, P.C., as the Company’s auditors was as follows:

FOR	ABSTAIN	AGAINST

350,000

Proposal 3. The number of shares cast for, against and withheld with respect to approval of authority to the Board of Directors to implement a reverse stock split was as follows:

FOR	ABSTAIN	AGAINST

350,000

Proposal 4. The number of shares cast for, against and withheld with respect to approval of authority to the Board of Directors to implement a forward stock split was as follows:

FOR	ABSTAIN	AGAINST

252,780		97,220

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Communications, Inc.

Date: June 12, 2006	By:	/s/ Ronald S. Bass
Ronald S. Bass
Principal Accounting Officer